EXHIBIT 23.1




                       ARTHUR ANDERSEN LLP






            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 29, 1996, included in the Annual Report on Form 10-K of UST Corp. for the year ended December 31, 1995, and to all references to our Firm included in this registration statement.


                              /s/ Arthur Andersen LLP
                              ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 13, 1996